Exhibit 99.2

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	30,741	35,448	40,173	42,979	149,341	44,821	45,686			90,507
Equity in earnings of affiliates	373	632	981	545	2,531	868	1,088			1,956
Gain on sale of Syncrude	-	-	-	-	-	-	2,878			2,878
Other income	124	106	117	171	518	73	475			548
Total Revenues and Other Income	31,238	36,186	41,271	43,695	152,390	45,762	50,127			95,889

Costs and Expenses
Purchased crude oil, natural gas and products	19,759	24,609	28,008	30,057	102,433	31,521	32,088			63,609
Production and operating expenses	2,545	2,573	2,534	2,687	10,339	2,527	2,619			5,146
Selling, general and administrative expenses	475	476	427	452	1,830	444	438			882
Exploration expenses	225	243	386	328	1,182	383	213			596
Depreciation, depletion and amortization	2,230	2,347	2,327	2,391	9,295	2,318	2,280			4,598
Impairments	3	51	56	425	535	91	1,532			1,623
Taxes other than income taxes*	3,464	3,715	4,205	4,145	15,529	4,037	4,247			8,284
Accretion on discounted liabilities	104	108	96	114	422	114	113			227
Interest and debt expense	310	268	336	375	1,289	301	349			650
Foreign currency transaction (gains) losses	131	(142)	(17)	(18)	(46)	36	54			90
Total Costs and Expense	29,246	34,248	38,358	40,956	142,808	41,772	43,933			85,705
Income before income taxes	1,992	1,938	2,913	2,739	9,582	3,990	6,194			10,184
Provision for income taxes	1,176	1,063	1,426	1,425	5,090	1,878	2,011			3,889
Net Income	816	875	1,487	1,314	4,492	2,112	4,183			6,295
Less: net income attributable to
noncontrolling interests	(16)	(16)	(17)	(29)	(78)	(14)	(19)			(33)
Net Income Attributable to ConocoPhillips	800	859	1,470	1,285	4,414	2,098	4,164			6,262
*Includes excise taxes on petroleum products sales:	3,060	3,316	3,538	3,411	13,325	3,220	3,417			6,637

Net income (loss) attributable to ConocoPhillips
per share of common stock (dollars)**
Basic	0.54	0.58	0.98	0.86	2.96	1.41	2.79			4.20
Diluted	0.54	0.57	0.97	0.86	2.94	1.40	2.77			4.17

Average common shares outstanding (in thousands)
Basic	1,485,890	1,486,496	1,488,352	1,489,811	1,487,650	1,492,861	1,489,814			1,491,329
Diluted	1,495,247	1,495,700	1,498,204	1,500,983	1,497,608	1,503,565	1,501,257			1,502,529
**For the purpose of the earnings-per-share calculation only, third-quarter and twelve-month 2009 net income attributable to ConocoPhillips has been reduced $12 million for the excess of the amount paid for the redemption of a noncontrolling interest over its carrying value, which was charged directly to retained earnings.
Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO CONOCOPHILLIPS BY SEGMENT

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	173	336	327	667	1,503	757	536			1,293
International E&P	527	389	651	534	2,101	1,075	3,578			4,653
Total E&P	700	725	978	1,201	3,604	1,832	4,114			5,946

Midstream	123	31	62	97	313	77	61			138

U.S. R&M	98	(38)	73	(325)	(192)	12	782			794
International R&M	107	(14)	26	110	229	(16)	(1,061)			(1,077)
Total R&M	205	(52)	99	(215)	37	(4)	(279)			(283)

LUKOIL Investment	8	243	512	456	1,219	387	529			916

Chemicals	23	67	104	54	248	110	138			248

Emerging Businesses	-	2	(2)	3	3	6	(10)			(4)

Corporate and Other	(259)	(157)	(283)	(311)	(1,010)	(310)	(389)			(699)

Consolidated	800	859	1,470	1,285	4,414	2,098	4,164			6,262

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

SUMMARY OF INCOME (LOSS) BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	283	502	505	1,000	2,290	1,149	833			1,982
International E&P	1,498	1,311	1,855	1,828	6,492	2,632	5,145			7,777
Total E&P	1,781	1,813	2,360	2,828	8,782	3,781	5,978			9,759

Midstream	202	50	93	139	484	116	94			210

U.S. R&M	163	13	116	(448)	(156)	41	1,265			1,306
International R&M	150	(37)	25	99	237	(86)	(1,452)			(1,538)
Total R&M	313	(24)	141	(349)	81	(45)	(187)			(232)

LUKOIL Investment	-	243	523	465	1,231	395	546			941

Chemicals	32	82	131	50	295	135	198			333

Emerging Businesses	(5)	(2)	(6)	-	(13)	4	(18)			(14)

Corporate and Other	(331)	(224)	(329)	(394)	(1,278)	(396)	(417)			(813)

Consolidated	1,992	1,938	2,913	2,739	9,582	3,990	6,194			10,184

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

EFFECTIVE TAX RATES

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	38.5%	33.1%	35.2%	33.3%	34.3%	34.0%	35.7%			34.7%
International E&P	64.1%	69.4%	64.1%	69.3%	66.6%	58.7%	30.1%			39.8%
Total E&P	60.0%	59.3%	57.9%	56.5%	58.2%	51.2%	30.9%			38.8%

Midstream	39.1%	40.0%	33.3%	30.2%	35.3%	33.6%	35.1%			34.3%

U.S. R&M	39.9%	384.6%	35.3%	27.5%	-20.5%	68.3%	38.1%			39.1%
International R&M	28.7%	62.2%	0.0%	-11.1%	3.8%	81.4%	26.9%			30.0%
Total R&M	34.5%	-112.5%	29.1%	38.4%	50.6%	93.3%	-48.7%			-21.1%

LUKOIL Investment	--	0.0%	1.9%	2.2%	1.0%	1.8%	3.3%			2.7%

Chemicals	28.1%	17.1%	21.4%	-10.0%	15.9%	18.5%	29.8%			25.2%

Emerging Businesses	100.0%	200.0%	66.7%	--	123.1%	-25.0%	50.0%			71.4%

Corporate and Other	22.7%	31.3%	14.3%	21.3%	21.6%	21.7%	6.5%			13.9%

Consolidated	59.0%	54.9%	49.0%	52.0%	53.1%	47.1%	32.5%			38.2%

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

ESTIMATED TAXES PAID

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash income taxes paid	1,346	1,925	1,535	1,835	6,641	1,596	2,329			3,925
Taxes other than income taxes	3,464	3,715	4,205	4,145	15,529	4,037	4,247			8,284
Less: Excise taxes*	(3,060)	(3,316)	(3,538)	(3,411)	(13,325)	(3,220)	(3,417)			(6,637)
Estimated Taxes Paid	1,750	2,324	2,202	2,569	8,845	2,413	3,159			5,572
*Represents taxes collected by ConocoPhillips and reimbursed to taxing authorities.

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO CONOCOPHILLIPS (AFTER-TAX)

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. E&P
Gain (loss) on asset sales	-	-	-	-	-	-	-			-
Impairments	-	-	-	(29)	(29)	-	-			-
Severance accrual	-	-	20	-	20	-	-			-
Pending claims and settlements	-	-	-	-	-	-	(82)			(82)
Total	-	-	20	(29)	(9)	-	(82)			(82)

International E&P
Gain (loss) on asset sales	-	-	-	55	55	-	2,679			2,679
Impairments	-	(51)	-	(533)	(584)	-	-			-
Cancelled projects	-	-	-	-	-	(83)	(2)			(85)
Severance accrual	-	-	11	-	11	-	-			-
Asset retirement	-	(37)	-	-	(37)	-	-			-
Deferred tax adjustment	-	-	-	-	-	-	40			40
Total	-	(88)	11	(478)	(555)	(83)	2,717			2,634

Total E&P	-	(88)	31	(507)	(564)	(83)	2,635			2,552

Midstream
Gain on share issuance by equity affiliate	88	-	-	-	88	-	-			-
Total	88	-	-	-	88	-	-			-

U.S. R&M
Gain (loss) on asset sales	-	-	32	-	32	-	116			116
Impairments	-	(72)	(33)	(11)	(116)	-	(8)			(8)
Severance accrual	-	-	6	-	6	-	-			-
Pending claims and settlements	(25)	-	(33)	-	(58)	-	35			35
Total	(25)	(72)	(28)	(11)	(136)	-	143			143

International R&M
Impairments	-	-	-	-	-	-	(1,103)			(1,103)
Cancelled projects	-	-	-	-	-	(25)	(4)			(29)
Severance accrual	-	-	-	-	-	-	(28)			(28)
Total	-	-	-	-	-	(25)	(1,135)			(1,160)

Total R&M	(25)	(72)	(28)	(11)	(136)	(25)	(992)			(1,017)

LUKOIL Investment
Gain (loss) on asset sales	-	-	-	-	-	-	99			99
Total	-	-	-	-	-	-	99			99

Chemicals

Total	-	-	-	-	-	-	-			-

Emerging Businesses

Total	-	-	-	-	-	-	-			-

Corporate and Other
Pending claims and settlements	-	-	(7)	-	(7)	-	(24)			(24)
Cancelled projects	-	-	-	-	-	(2)	2			-
Severance accrual	-	-	3	-	3	-	-			-
Total	-	-	(4)	-	(4)	(2)	(22)			(24)

Total Company	63	(160)	(1)	(518)	(616)	(110)	1,720			1,610

CASH FLOW INFORMATION

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows from Operating Activities
Net income	816	875	1,487	1,314	4,492	2,112	4,183			6,295
Depreciation, depletion and amortization	2,230	2,347	2,327	2,391	9,295	2,318	2,280			4,598
Impairments	3	51	56	425	535	91	1,532			1,623
Dry hole costs and leasehold impairments	123	115	233	135	606	133	72			205
Accretion on discounted liabilities	104	108	96	114	422	114	113			227
Deferred income taxes	(221)	(382)	(269)	(243)	(1,115)	(35)	(508)			(543)
Undistributed equity earnings	(280)	(326)	(692)	44	(1,254)	(503)	(686)			(1,189)
Net gain on asset dispositions	(39)	3	(52)	(72)	(160)	(24)	(3,249)			(3,273)
Other	(2)	177	(326)	347	196	(187)	(356)			(543)
Net working capital changes	(849)	(401)	73	639	(538)	(979)	94			(885)
Net Cash Provided by
Operating Activities	1,885	2,567	2,933	5,094	12,479	3,040	3,475			6,515

Cash Flows from Investing Activities
Capital expenditures & investments	(2,906)	(2,672)	(2,598)	(2,685)	(10,861)	(2,071)	(2,009)			(4,080)
Proceeds from asset dispositions	86	146	706	332	1,270	132	5,811			5,943
Long-term advances to/collections from
affiliates and other investments	(106)	(56)	(29)	(153)	(344)	(218)	38			(180)
Net Cash Used for Investing Activities	(2,926)	(2,582)	(1,921)	(2,506)	(9,935)	(2,157)	3,840			1,683

Cash Flows from Financing Activities
Net issuance (repayment) of debt	1,931	989	104	(1,795)	1,229	347	(2,717)			(2,370)
Issuance of stock	(21)	-	10	24	13	9	26			35
Repurchase of stock	-	-	-	-	-	-	(390)			(390)
Dividends	(696)	(697)	(697)	(742)	(2,832)	(744)	(816)			(1,560)
Other	(203)	(203)	(685)	(174)	(1,265)	(186)	(169)			(355)
Net Cash Provided by (Used for)
Financing Activities	1,011	89	(1,268)	(2,687)	(2,855)	(574)	(4,066)			(4,640)

Effect of Exchange Rate Changes	77	12	9	-	98	4	16			20

Net Change in Cash
and Cash Equivalents	47	86	(247)	(99)	(213)	313	3,265			3,578
Cash and cash equivalents
at beginning of period	755	802	888	641	755	542	855			542
Cash and Cash Equivalents
at End of Period	802	888	641	542	542	855	4,120			4,120

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

CAPITAL PROGRAM

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
E&P
Capital expenditures and investments	2,376	2,059	2,202	2,262	8,899	1,850	1,745			3,595
Loans and advances	88	33	32	22	175	48	21			69
Joint venture acquisition obligation--principal	153	156	157	159	625	161	164			325
E&P total	2,617	2,248	2,391	2,443	9,699	2,059	1,930			3,989
Midstream*	1	3	-	1	5	-	-			-
R&M
Capital expenditures and investments	496	523	352	355	1,726	192	226			418
Loans and advances	-	-	150	200	350	200	-			200
R&M total	496	523	502	555	2,076	392	226			618
LUKOIL Investment*	-	-	-	-	-	-	-			-
Chemicals*	-	-	-	-	-	-	-			-
Emerging Businesses*	17	56	16	8	97	1	4			5
Corporate and Other*	16	31	28	59	134	28	34			62
Total Capital Program	3,147	2,861	2,937	3,066	12,011	2,480	2,194			4,674
*Capital expenditures and investments only.

E&P

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

E&P Net Income Attributable
to ConocoPhillips ($ Millions)	700	725	978	1,201	3,604	1,832	4,114			5,946

Production

Total, Including Equity Affiliates (MBOE/D)	1,925	1,872	1,791	1,828	1,854	1,828	1,733			1,779
E&P segment plus LUKOIL Investment segment:*	2,375	2,307	2,223	2,261	2,291	2,271	2,176			2,222

Crude Oil and Natural Gas Liquids (NGL) (MB/D)
Consolidated operations	963	912	863	913	913	901	837			869
Equity affiliates	49	55	59	57	55	57	56			56
Total	1,012	967	922	970	968	958	893			925
Over/(Under) Lifting of Crude Oil (MB/D)	10	1	17	(17)	3	19	6			13

Synthetic Oil (MB/D)	23	16	25	27	23	22	25			23

Bitumen (MB/D)
Consolidated operations	7	6	8	7	7	8	10			9
Equity affiliates	35	41	45	52	43	52	48			50
Total	42	47	53	59	50	60	58			59

Natural Gas (MMCF/D)
Consolidated operations	5,011	4,957	4,658	4,556	4,793	4,635	4,431			4,532
Equity affiliates	76	94	88	76	84	91	110			101
Total	5,087	5,051	4,746	4,632	4,877	4,726	4,541			4,633

Industry Prices (Platt's)
Crude Oil ($/BBL)
WTI spot	42.97	59.54	68.19	76.06	61.69	78.67	77.78			78.23
Brent dated	44.40	58.79	68.28	74.56	61.51	76.24	78.30			77.27
Natural Gas ($/MMBTU)
Henry Hub -- First of Month	4.91	3.51	3.39	4.16	3.99	5.30	4.09			4.70

Average Realized Prices
Crude Oil and NGL ($/BBL)
Consolidated operations	40.39	51.77	61.93	68.66	55.47	71.89	71.00			71.46
Equity affiliates	39.92	55.44	64.31	70.69	58.23	71.30	72.46			71.89
Total	40.37	51.98	62.08	68.78	55.63	71.86	71.09			71.49

Synthetic Oil ($/BBL)	45.69	58.71	66.42	73.35	62.01	78.67	76.60			77.56

Bitumen ($/BBL)
Consolidated operations	21.10	40.65	48.35	47.44	39.67	59.18	45.81			52.68
Equity affiliates	24.64	46.90	49.81	55.07	45.69	56.15	49.73			53.04
Total	24.04	46.10	49.59	54.14	44.84	56.57	49.19			52.99

Natural Gas ($/MCF)
Consolidated operations	4.98	3.72	3.69	4.81	4.30	5.51	4.53			5.03
Equity affiliates	2.10	2.10	2.57	2.62	2.35	2.67	3.02			2.86
Total	4.93	3.69	3.67	4.77	4.26	5.45	4.50			4.98

Exploration Charges ($ Millions)
Dry holes	80	66	162	51	359	93	28			121
Lease impairments	43	49	71	84	247	40	44			84
Total Noncash Charges	123	115	233	135	606	133	72			205
Other (G&A, G&G and Lease rentals)	102	128	153	193	576	250	141			391
Total Exploration Charges	225	243	386	328	1,182	383	213			596

Depreciation, Depletion and
Amortization (DD&A) ($ Millions)	1,994	2,127	2,082	2,134	8,337	2,071	2,033			4,104

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(98)	(22)	(11)	20	(111)	60	18			78
*Recast 2009 to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

U.S. E&P

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P Net Income Attributable
to ConocoPhillips ($ Millions)	173	336	327	667	1,503	757	536			1,293

Alaska ($ Millions)	244	404	356	536	1,540	517	381			898
Lower 48 ($ Millions)	(71)	(68)	(29)	131	(37)	240	155			395

Production
Total U.S. (MBOE/D)	791	771	737	722	755	703	686			694

Crude Oil and NGL (MB/D)
Alaska	275	252	229	252	252	247	221			234
Lower 48	163	170	168	165	166	156	161			159
Total	438	422	397	417	418	403	382			393
Over/(Under) Lifting of Crude Oil (MB/D)	12	21	(5)	8	10	9	4			7

Natural Gas (MMCF/D)
Alaska	92	83	105	95	94	94	82			88
Lower 48	2,027	2,012	1,938	1,736	1,927	1,705	1,740			1,722
Total	2,119	2,095	2,043	1,831	2,021	1,799	1,822			1,810

Average Realized Prices
Crude Oil and NGL ($/BBL)
Alaska	41.75	55.25	67.91	74.35	59.23	77.25	77.44			77.34
Lower 48	30.85	41.52	47.78	55.86	44.12	59.54	55.70			57.58
Total U.S.	37.68	49.86	59.13	67.06	53.21	70.40	68.15			69.31

Natural Gas ($/MCF)
Alaska	7.69	6.38	4.87	5.22	6.25	5.28	4.73			5.04
Lower 48	3.76	2.97	2.98	4.03	3.42	5.21	3.93			4.56
Total U.S.	3.82	3.00	2.99	4.05	3.45	5.21	3.94			4.57

Kenai, Alaska LNG Sales
Volume (MMCF/D)	43	47	82	64	59	56	51			54
Sales price per MCF	6.29	7.20	8.29	11.02	8.45	11.70	12.08			11.88

U.S. Exploration Charges ($ Millions)
Dry holes	58	30	49	29	166	-	(1)			(1)
Lease impairments	26	28	27	62	143	22	26			48
Total Noncash Charges	84	58	76	91	309	22	25			47
Other (G&A, G&G and Lease rentals)	30	35	58	72	195	32	48			80
Total U.S. Exploration Charges	114	93	134	163	504	54	73			127
Alaska Only	34	8	11	17	70	7	10			17

DD&A ($ Millions)
Alaska	173	185	167	169	694	152	152			304
Lower 48	651	683	671	642	2,647	585	589			1,174
Total U.S.	824	868	838	811	3,341	737	741			1,478

INTERNATIONAL E&P

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
International E&P Net Income
Attributable to ConocoPhillips ($ Millions)	527	389	651	534	2,101	1,075	3,578			4,653

Production
Total, Including Equity Affiliates (MBOE/D)	1,134	1,101	1,054	1,106	1,099	1,125	1,047			1,085

Crude Oil and NGL (MB/D)
Consolidated operations
Canada	40	41	39	39	40	41	42			41
Norway	172	155	150	160	160	152	121			137
United Kingdom	87	85	71	81	81	83	77			80
Australia/Timor-Leste	35	35	36	36	35	34	25			30
China	40	41	53	60	49	71	67			69
Indonesia	29	19	12	14	19	17	20			18
Vietnam	36	31	27	24	29	22	24			23
Algeria	16	13	14	14	14	13	13			13
Libya	43	43	45	48	45	46	47			46
Nigeria	19	19	19	20	19	19	19			19
Other	8	8	-	-	4	-	-			-
Total consolidated operations	525	490	466	496	495	498	455			476
Equity affiliates	49	55	59	57	55	57	56			56
Total	574	545	525	553	550	555	511			532
Over/(Under) Lifting of Crude Oil (MB/D)	(2)	(20)	22	(25)	(7)	10	2			6

Synthetic Oil (MB/D)
Consolidated operations--Canada	23	16	25	27	23	22	25			23

Bitumen (MB/D)
Consolidated operations--Canada	7	6	8	7	7	8	10			9
Equity affiliates	35	41	45	52	43	52	48			50
Total	42	47	53	59	50	60	58			59

Natural Gas (MMCF/D)
Consolidated operations
Canada	1,066	1,174	1,063	945	1,062	1,021	1,043			1,032
Norway	259	196	188	225	217	249	182			215
United Kingdom	742	653	514	728	659	712	567			639
Australia/Timor-Leste	247	258	266	233	251	239	184			211
Indonesia	449	451	443	450	447	462	473			468
Vietnam	17	12	17	16	15	15	16			16
Libya	8	8	12	12	10	8	8			8
Nigeria	104	110	112	116	111	130	136			133
Total consolidated operations	2,892	2,862	2,615	2,725	2,772	2,836	2,609			2,722
Equity affiliates	76	94	88	76	84	91	110			101
Total	2,968	2,956	2,703	2,801	2,856	2,927	2,719			2,823

Darwin, Australia LNG Sales (MMCF/D)	438	430	453	391	428	401	297			348

INTERNATIONAL E&P (continued)

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Average Realized Prices
Crude Oil and NGL ($/BBL)
Consolidated operations
Canada	34.61	37.75	44.77	50.24	41.76	57.58	54.56			56.05
Norway	45.55	57.49	67.32	72.23	60.34	75.47	76.16			75.77
United Kingdom	42.41	52.63	64.45	69.43	56.19	74.03	72.64			73.42
Australia/Timor-Leste	41.33	42.77	54.11	62.23	50.30	68.73	68.75			68.74
China	38.17	57.72	65.97	73.72	61.33	74.89	77.78			76.37
Indonesia	42.35	52.36	76.41	73.63	56.28	67.65	68.49			68.10
Vietnam	42.75	58.00	70.27	79.64	60.97	80.92	81.26			81.10
Algeria	46.05	61.26	64.67	76.81	61.75	74.39	79.92			77.60
Libya	44.22	57.30	67.93	73.99	62.38	76.17	77.81			77.20
Nigeria	43.86	49.45	63.36	68.15	56.55	71.76	61.61			67.06
Other	32.01	-	-	-	32.01	-	-			-
Total consolidated operations	42.67	53.52	64.12	70.07	57.40	73.08	73.34			73.20
Equity affiliates	39.92	55.44	64.31	70.69	58.23	71.30	72.46			71.89
Total	42.43	53.72	64.14	70.14	57.48	72.91	73.24			73.07

Synthetic Oil ($/BBL)
Consolidated operations--Canada	45.69	58.71	66.42	73.35	62.01	78.67	76.60			77.56

Bitumen ($/BBL)
Consolidated operations--Canada	21.10	40.65	48.35	47.44	39.67	59.18	45.81			52.68
Equity affiliates	24.64	46.90	49.81	55.07	45.69	56.15	49.73			53.04
Total	24.04	46.10	49.59	54.14	44.84	56.57	49.19			52.99

Natural Gas ($/MCF)
Consolidated operations
Canada	4.13	2.84	2.53	3.97	3.33	4.63	3.63			4.12
Norway	9.68	7.09	6.24	6.64	7.52	7.08	7.01			7.05
United Kingdom	8.75	5.60	5.74	5.81	6.57	6.66	5.61			6.19
Australia/Timor-Leste	1.16	0.66	0.82	1.16	0.95	1.06	0.85			0.96
Indonesia	4.74	5.91	7.15	7.72	6.39	7.49	7.60			7.55
Vietnam	1.14	1.13	1.15	1.17	1.15	1.17	1.16			1.16
Libya	0.09	0.09	0.09	0.09	0.09	0.09	0.09			0.09
Nigeria	0.84	0.83	0.73	3.92	1.62	2.04	1.88			1.96
Total consolidated operations	5.87	4.27	4.26	5.34	4.94	5.71	4.95			5.34
Equity affiliates	2.10	2.10	2.57	2.62	2.35	2.67	3.02			2.86
Total	5.76	4.19	4.20	5.26	4.86	5.61	4.88			5.25

International Exploration Charges ($ Millions)
Dry holes	22	36	113	22	193	93	29			122
Lease impairments	17	21	44	22	104	18	18			36
Total Noncash Charges	39	57	157	44	297	111	47			158
Other (G&A, G&G and Lease rentals)	72	93	95	121	381	218	93			311
Total International Exploration Charges	111	150	252	165	678	329	140			469

DD&A ($ Millions)	1,170	1,259	1,244	1,323	4,996	1,334	1,292			2,626

R&M

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	205	(52)	99	(215)	37	(4)	(279)			(283)

United States ($ Millions)	98	(38)	73	(325)	(192)	12	782			794
International ($ Millions)	107	(14)	26	110	229	(16)	(1,061)			(1,077)

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,156	2,337	2,382	2,028	2,226	2,066	2,275			2,171
Total Charge Input (MB/D)	2,296	2,517	2,553	2,192	2,389	2,226	2,448			2,338
Crude Oil Capacity Utilization (%)	81%	88%	90%	76%	84%	78%	86%			82%
Clean Product Yield (%)	80%	82%	81%	84%	82%	84%	84%			84%

Refined Products Production (MB/D)
Gasoline	916	1,042	1,054	940	988	986	1,038			1,012
Distillates	899	974	979	851	926	834	969			902
Other	477	501	532	414	481	418	457			437
Total	2,292	2,517	2,565	2,205	2,395	2,238	2,464			2,351

Petroleum Products Sales (MB/D)
Gasoline	1,161	1,337	1,342	1,250	1,273	1,249	1,319			1,284
Distillates	1,092	1,213	1,204	1,166	1,169	1,089	1,201			1,145
Other	470	562	594	503	532	471	524			498
Total	2,723	3,112	3,140	2,919	2,974	2,809	3,044			2,927

Market Indicators
U.S. East Coast Crack Spread ($/BBL)	10.43	9.13	8.14	6.19	8.47	8.21	10.71			9.46
U.S. Gulf Coast Crack Spread ($/BBL)	9.06	8.39	6.74	4.46	7.16	6.70	9.90			8.30
U.S. Group Central Crack Spread ($/BBL)	9.62	9.16	8.06	5.52	8.09	6.82	11.38			9.10
U.S. West Coast Crack Spread ($/BBL)	15.79	15.11	13.89	8.75	13.38	9.72	14.95			12.34
U.S. Weighted 3:2:1 Crack Spread ($/BBL)	10.88	10.12	8.81	5.95	8.94	7.68	11.44			9.56
NW Europe Crack Spread ($/BBL)	10.81	9.42	8.44	8.14	9.20	9.25	11.60			10.42
Singapore 3:1:2 Crack Spread ($/BBL)	9.45	7.88	7.63	5.83	7.70	10.17	10.68			10.42

Realized Margins
Refining Margin ($/BBL)
U.S.	7.55	4.85	4.69	2.42	4.83	5.62	8.82			7.31
International	6.23	3.01	3.66	6.24	4.73	7.64	9.26			8.49
Integrated Margin ($/BBL)
U.S.	8.23	5.40	5.92	3.48	5.71	6.07	10.40			8.35
International	8.30	4.61	6.16	8.92	6.93	10.51	12.81			11.72

DD&A ($ Millions)	211	198	220	227	856	214	211			425

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(10)	49	2	(5)	36	(47)	(55)			(102)

Turnaround Expense ($ Millions)	207	121	62	145	535	72	94			166

R&M (continued)

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. R&M
Eastern U.S.
Crude Oil Charge Input (MB/D)	346	376	393	374	372	379	410			395
Total Charge Input (MB/D)	363	427	443	410	411	406	457			431
Crude Oil Capacity Utilization (%)	82%	89%	93%	88%	88%	90%	97%			93%
Clean Product Yield (%)	83%	87%	89%	89%	87%	89%	89%			89%

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)	470	711	660	554	599	641	730			686
Total Charge Input (MB/D)	534	773	725	629	664	731	804			769
Crude Oil Capacity Utilization (%)	64%	97%	90%	75%	82%	87%	100%			94%
Clean Product Yield (%)	81%	83%	80%	81%	81%	82%	82%			82%

Western U.S.
Crude Oil Charge Input (MB/D)	402	380	397	386	391	374	394			384
Total Charge Input (MB/D)	424	405	423	412	416	389	425			407
Crude Oil Capacity Utilization (%)	96%	91%	95%	93%	94%	90%	95%			92%
Clean Product Yield (%)	79%	80%	81%	84%	81%	82%	83%			83%

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)	172	184	179	152	172	170	189			180
Total Charge Input (MB/D)	175	188	182	154	175	172	191			182
Crude Oil Capacity Utilization (%)	92%	98%	96%	81%	92%	91%	101%			96%
Clean Product Yield (%)	90%	91%	93%	91%	91%	91%	92%			92%

Central U.S. - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)	199	202	212	174	197	178	190			183
Total Charge Input (MB/D)	213	215	224	186	210	189	202			195
Crude Oil Capacity Utilization (%)	88%	89%	94%	77%	87%	79%	84%			81%
Clean Product Yield (%)	81%	84%	85%	82%	83%	83%	82%			83%

Total U.S.
Crude Oil Charge Input (MB/D)	1,589	1,852	1,841	1,640	1,731	1,742	1,913			1,828
Total Charge Input (MB/D)	1,709	2,008	1,997	1,791	1,876	1,887	2,079			1,984
Crude Oil Capacity Utilization (%)	80%	93%	93%	83%	87%	88%	96%			92%
Clean Product Yield (%)	82%	84%	84%	85%	84%	84%	85%			84%

Refined Products Production (MB/D)
Gasoline	755	904	912	816	847	873	938			905
Distillates	623	748	725	665	691	679	785			732
Other	338	366	380	326	353	349	377			363
Total	1,716	2,018	2,017	1,807	1,891	1,901	2,100			2,000

Petroleum Products Sales (MB/D)
Gasoline	1,037	1,180	1,188	1,112	1,130	1,092	1,170			1,131
Distillates	749	924	906	853	858	807	921			864
Other	328	378	420	342	367	366	387			377
Total	2,114	2,482	2,514	2,307	2,355	2,265	2,478			2,372
*Represents 50 percent share of the Borger Refinery and Wood River Refinery.

International R&M
International - Consolidated*
Crude Oil Charge Input (MB/D)	453	364	422	288	381	276	255			265
Total Charge Input (MB/D)	465	380	430	296	393	288	262			275
Crude Oil Capacity Utilization (%)	82%	66%	76%	52%	69%	50%	46%			48%
Clean Product Yield (%)	72%	69%	69%	76%	71%	80%	75%			78%

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	114	121	119	100	114	48	107			78
Total Charge Input (MB/D)	122	129	126	105	120	51	107			79
Crude Oil Capacity Utilization (%)	96%	102%	101%	84%	95%	41%	90%			66%
Clean Product Yield (%)	87%	81%	85%	86%	85%	81%	87%			85%

Total International
Crude Oil Charge Input (MB/D)	567	485	541	388	495	324	362			343
Total Charge Input (MB/D)	587	509	556	401	513	339	369			354
Crude Oil Capacity Utilization (%)	85%	72%	81%	58%	74%	48%	54%			51%
Clean Product Yield (%)	75%	72%	72%	79%	74%	81%	78%			79%

Refined Products Production (MB/D)
Gasoline	161	138	142	124	141	113	100			107
Distillates	276	226	254	186	235	155	184			170
Other	139	135	152	88	128	69	80			74
Total	576	499	548	398	504	337	364			351

Petroleum Products Sales (MB/D)
Gasoline	124	157	154	138	143	157	149			153
Distillates	343	289	298	313	311	282	280			281
Other	142	184	174	161	165	105	137			121
Total	609	630	626	612	619	544	566			555
*Represents our Humber Refinery in the United Kingdom, the Whitegate Refinery in Ireland, and our Wilhelmshaven Refinery in Germany.
**Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia.

LUKOIL INVESTMENT

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
LUKOIL Investment Net Income
Attributable to ConocoPhillips ($ Millions)	8	243	512	456	1,219	387	529			916

Upstream
Production
Net crude oil production (MB/D)	394	385	386	387	388	391	382			386
Net natural gas production (MMCF/D)	334	297	273	276	295	312	368			340
Total (MBOE/D)	450	435	432	433	437	443	443			443

Industry Prices
Crude Oil ($/BBL)
Urals crude (CIF Mediterranean) (one-quarter lag)	54.66	43.73	58.49	67.89	56.19	74.26	75.41			74.84

Downstream
Refinery Throughput
Crude Processed (MB/D)	225	231	250	255	240	246	248			247

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	2	12	5	1	20	(2)	(16)			(18)

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

MIDSTREAM

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income Attributable
to ConocoPhillips ($ Millions)	123	31	62	97	313	77	61			138

U.S. Equity Affiliate ($ Millions)*	90	12	26	55	183	53	31			84

NGL Extracted (MB/D)
Consolidated
United States	-	-	-	-	-	-	-			-
International	-	-	-	-	-	-	-			-
Equity Affiliates
United States*	165	180	186	185	179	176	181			179
International	7	8	8	9	8	10	9			9
Total	172	188	194	194	187	186	190			188
*Represents 50 percent interest in DCP Midstream.

NGL Fractionated (MB/D)
United States*	144	157	147	147	149	140	138			139
International	16	17	17	17	17	19	18			19
Total	160	174	164	164	166	159	156			158
*Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/BBL)*
Consolidated	26.04	29.99	34.66	43.83	33.63	48.93	43.21			46.07
DCP Midstream	23.86	26.02	28.89	40.44	29.80	45.65	38.11			41.88
*Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

DD&A ($ Millions)	2	1	1	2	6	1	2			3

CHEMICALS

			2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable
to ConocoPhillips ($ Millions)	23	67	104	54	248	110	138			248

Industry Margins (Cents/Lb)*
Ethylene industry cash margin	4.7	3.0	5.2	4.0	4.2	18.2	19.6			18.9
HDPE industry contract sales margin	18.2	24.5	27.6	22.3	23.1	17.3	24.5			20.9
Styrene industry contract sales margin	14.8	13.9	11.5	11.2	12.8	10.3	12.3			11.3
*Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.

EMERGING BUSINESSES

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Emerging Businesses Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	-	2	(2)	3	3	6	(10)			(4)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Power	24	27	22	32	105	29	17			46
Other	(24)	(25)	(24)	(29)	(102)	(23)	(27)			(50)
Total	-	2	(2)	3	3	6	(10)			(4)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(1)	4	(1)	-	2	-	(1)			(1)

CORPORATE AND OTHER

			2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	(259)	(157)	(283)	(311)	(1,010)	(310)	(389)			(699)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Net interest expense	(190)	(175)	(245)	(241)	(851)	(222)	(254)			(476)
Corporate overhead	(41)	(31)	(5)	(31)	(108)	(36)	(47)			(83)
Other	(28)	49	(33)	(39)	(51)	(52)	(88)			(140)
Total	(259)	(157)	(283)	(311)	(1,010)	(310)	(389)			(699)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(387)	(360)	(426)	(447)	(1,620)	(383)	(433)			(816)
Capitalized interest	118	131	129	109	487	119	119			238
Interest revenue	40	10	9	30	89	6	14			20
Premium on early debt retirement	(2)	-	-	-	(2)	-	-			-
Total	(231)	(219)	(288)	(308)	(1,046)	(258)	(300)			(558)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(1)	79	18	1	97	(19)	(70)			(89)

Debt
Total Debt ($ Millions)	29,379	30,364	30,458	28,653	28,653	28,988	26,279			26,279
Debt-to-Capital Ratio (%)	34%	34%	33%	31%	31%	31%	28%			28%

Equity ($ Millions)	56,153	59,528	61,585	62,613	62,613	63,417	65,945			65,945

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.